UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 12, 2008

SLM Student Loan Trust 2008-6

(Exact name of issuer as specified in its charter)

DELAWARE	333-141930/ 333-141930-10	61-1466416
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o The Bank of New York Trust Company, N.A.

10161 Centurion Parkway

Jacksonville, Florida 32256

(Address of issuer’s principal executive offices)

Issuer’s telephone number including are code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01 Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2008-6

SLM Student Loan Trust 2008-6 (the “Trust”) was formed on March 25, 2008 pursuant to the Trust Agreement (the “Trust Agreement”), dated March 25, 2008, among SLM Funding LLC (“SLM Funding”), The Bank of New York Trust Company, N.A., a national banking association, not in its individual capacity but solely as trustee (the “Trustee”) and BNYM (Delaware), formerly known as The Bank of New York (Delaware), not in its individual capacity but solely as the Delaware trustee (the “Delaware Trustee”). The Trust Agreement was amended and restated as of June 12, 2008.

On June 3, 2008, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”) and SLM Corporation on the one hand, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc., as the representatives of the underwriters (collectively, the “Representatives”) named in the Underwriting Agreement relating to the sale of certain notes, on the other, executed and delivered the Underwriting Agreement relating to the Student Loan-Backed Notes to be issued by the Trust. On June 5, 2008, SLM Funding, ECFC and SLM Corporation on the one hand, and the Representatives, on the other, executed and delivered the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of June 12, 2008, by and among SLM Education Credit Finance Corporation (“ECFC”), SLM Funding and The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding (the “Interim Eligible Lender Trustee”); (b) the Purchase Agreement, dated as of June 12, 2008, by and among Bluemont Funding LLC (“Bluemont Funding”), The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee for Bluemont Funding (the “Bluemont Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae, Inc. as the servicer (the “Servicer”); (c) the Purchase Agreement, dated as of June 12, 2008, by and among Town Center Funding LLC (“Town Center Funding”), The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee for Town Center Funding (the “Town Center Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (d) the Purchase Agreement, dated as of June 12, 2008, by and among Town Hall Funding LLC (“Town Hall Funding”), The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Interim Eligible Lender Trustee for Town Hall Funding (the “Town Hall Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (e) the Interim Trust Agreement, dated as of June 12, 2008, by and between SLM Funding and the Interim Eligible Lender Trustee; (f) the Interim Trust Agreement, dated as of June 12, 2008, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee; (g) the Interim Trust Agreement, dated as of June 12, 2008, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee; (h) the Interim Trust Agreement, dated as of June 12, 2008, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee; (i) the Indenture, dated as of June 12, 2008, by and among the Trust, the Trustee and the Indenture Trustee; (j) the Sale Agreement, dated as of June 12, 2008, by and among the Trust, the Trustee, SLM Funding and the Interim Trustee; (k) the Administration Agreement, dated as of June 12, 2008, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Trustee, the Servicer, SLM Funding and the Indenture Trustee and (l) the Servicing Agreement, dated as of June 12, 2008, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

On June 12, 2008, the Trust issued $2,014,649,000 of its Student Loan-Backed Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase approximately $1,027,961,381.83 of student loans.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 3, 2008, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated June 5, 2008, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of June 12, 2008, by and among SLM Funding, the Trustee, Indenture Trustee and the Delaware Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of June 12, 2008, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Bluemont Funding Interim Trust Agreement, dated as of June 12, 2008, by and between Bluemont Funding, LLC and the Bluemont Funding Eligible Lender Trustee.

4.4	Town Center Interim Trust Agreement, dated as of June 12, 2008 by and between Town Center LLC and the Town Center Eligible Lender Trustee.

4.5	Town Hall Interim Trust Agreement, dated as of June 12, 2008 by and between Town Hall LLC and the Town Hall Eligible Lender Trustee.

4.6	Indenture, dated as of June 12, 2008, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated June 12, 2008 with respect to due authorization, enforceability and legality of the Notes.

99.1	Purchase Agreement, dated as of June 12, 2008, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of June 12, 2008, by and among Bluemont Funding, LLC, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.3	Purchase Agreement, dated as of June 12, 2008, by and among Town Center Funding LLC, the Town Center Funding Interim Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.4	Purchase Agreement, dated as of June 12, 2008, by and among Town Hall Funding LLC, the Town Hall Funding Interim Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.5	Sale Agreement, dated as of June 12, 2008, by and among SLM Funding, the Interim Eligible Lender Trustee, the Trustee and the Trust.

99.6	Administration Agreement, dated as of June 12, 2008, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.7	Servicing Agreement, dated as of June 12, 2008, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2008	SLM STUDENT LOAN TRUST 2008-6

By: SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
	Name:	Mark L. Heleen
	Title:	VICE PRESIDENT

INDEX TO EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 3, 2008, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated June 5, 2008, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of June 12, 2008, by and among SLM Funding, the Trustee, Indenture Trustee and the Delaware Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of June 12, 2008, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Bluemont Funding Interim Trust Agreement, dated as of June 12, 2008, by and between Bluemont Funding, LLC and the Bluemont Funding Eligible Lender Trustee.

4.4	Town Center Interim Trust Agreement, dated as of June 12, 2008 by and between Town Center LLC and the Town Center Eligible Lender Trustee.

4.5	Town Hall Interim Trust Agreement, dated as of June 12, 2008 by and between Town Hall LLC and the Town Hall Eligible Lender Trustee.

4.6	Indenture, dated as of June 12, 2008, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated June 12, 2008 with respect to due authorization, enforceability and legality of the Notes.

99.1	Purchase Agreement, dated as of June 12, 2008, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of June 12, 2008, by and among Bluemont Funding, LLC, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.3	Purchase Agreement, dated as of June 12, 2008, by and among Town Center Funding LLC, the Town Center Funding Interim Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.4	Purchase Agreement, dated as of June 12, 2008, by and among Town Hall Funding LLC, the Town Hall Funding Interim Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.

99.5	Sale Agreement, dated as of June 12, 2008, by and among SLM Funding, the Interim Eligible Lender Trustee, the Trustee and the Trust.

99.6	Administration Agreement, dated as of June 12, 2008, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.7	Servicing Agreement, dated as of June 12, 2008, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

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